Filed Pursuant to Rule 497
File no. 333-182941

Maximum Offering of 100,000,000 Shares
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Supplement No. 11 dated October 12, 2016
to
Prospectus dated November 4, 2015
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This Supplement No. 11 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated November 4, 2015, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.

Distributions
On October 6, 2016, our board of directors declared a series of distributions for the months of October and November 2016. Stockholders of record as of each respective record date will be entitled to receive the distribution. Below are the details for each respective distribution:

Amount Per Share	Record Date	Payment Date
$0.02136	October 7, 2016	October 31, 2016
$0.02136	October 14, 2016	October 31, 2016
$0.02136	October 21, 2016	October 31, 2016
$0.02136	October 28, 2016	October 31, 2016
$0.02136	November 4, 2016	November 28, 2016
$0.02136	November 11, 2016	November 28, 2016
$0.02136	November 18, 2016	November 28, 2016
$0.02136	November 25, 2016	November 28, 2016

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from our Adviser.